Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer To Exchange

Public Warrants to Acquire Shares of Class A Common Stock

of

NERDY INC.

for

Shares of Class A Common Stock of Nerdy Inc.

and

Consent Solicitation

THE OFFER AND CONSENT SOLICITATION (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., EASTERN TIME, ON SEPTEMBER 25, 2023 OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND. THE PUBLIC WARRANTS (AS DEFINED BELOW) OF THE COMPANY TENDERED PURSUANT TO THE OFFER AND CONSENT SOLICITATION MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE TENDER OF THE RELATED PUBLIC WARRANTS AND THE WITHDRAWAL OF ANY PUBLIC WARRANTS WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.

Delivery of this Letter of Transmittal and Consent, tendered Warrants and any other documents should be made by or on behalf of the undersigned:

The Exchange Agent for the Offer and Consent Solicitation is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Attn: Corporate Actions Department

1 State Street, 30th Floor

New York, NY 10004

Phone: (917) 262-2378

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (AS IT MAY BE AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THIS “LETTER OF TRANSMITTAL AND CONSENT”), THE PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING PUBLIC WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE PUBLIC WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED PUBLIC WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

Nerdy Inc. (the “Company,” “we,” “our” and “us”), a Delaware corporation, has delivered to the undersigned a copy of the Prospectus/Offer to Exchange dated August 21, 2023 (the “Prospectus/Offer to Exchange”) of the Company and this Letter of Transmittal and Consent, which together set forth the offer by the Company to each holder (each, a “Public Warrant Holder”) of the Company’s Public Warrants (as defined below) to receive 0.250 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) in exchange for each Public Warrant of the Company tendered by the Public Warrant Holder and exchanged pursuant to the offer (the “Offer”).

The Offer is being made to the holders of the Company’s Public Warrants, consisting of the warrants sold as part of the units in TPG Pace Tech Opportunities Corp.’s (“TPG Pace”) initial public offering on October 6, 2020 (“IPO”) (whether they were purchased in the IPO or thereafter in the open market) (the “IPO Public Warrants”) and the warrants sold pursuant to those certain forward purchase agreements in connection with the IPO (the “Forward Purchase Warrants”, together with the IPO Public Warrants, collectively referred to herein as the “Public Warrants”). Each Public Warrant entitles the holder to purchase one share of our Class A Common Stock at a price of $11.50 per share, subject to adjustment. The IPO Public Warrants are listed on The New York Stock Exchange (“NYSE”) under the symbol “NRDY-WT.” As of August 14, 2023, an aggregate of 12,000,000 Public Warrants were outstanding, consisting of 9,000,000 IPO Public Warrants and 3,000,000 Forward Purchase Warrants. Pursuant to the Offer, the Company is offering up to an aggregate of 3,000,000 shares of Class A Common Stock in exchange for all of the Public Warrants.

Concurrently with the Offer, the Company is also soliciting consents (the “Consent Solicitation”) from holders of the Public Warrants to amend that certain Warrant Agreement, dated as of October 9, 2020 (the “Warrant Agreement”), by and between the Company (formerly known as TPG Pace Tech Opportunities Corp.) and Continental Stock Transfer & Trust Company, with respect to any amendment to the terms of the Public Warrants, to require that each Public Warrant that is outstanding upon the closing of the Offer be exchanged into 0.225 shares of Class A Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer (the “Public Warrant Amendment”). Pursuant to the terms of the Warrant Agreement, amendments with respect to the Public Warrants, including the proposed Public Warrant Amendment, require the vote or written consent of holders of at least 50% of the number of the then outstanding Public Warrants, which consent has already been obtained.

Parties representing approximately 58% of the Public Warrants have agreed to tender their Public Warrants in the Offer and to consent to the Public Warrant Amendment in the Consent Solicitation pursuant to tender and support agreements with us (each, a “Tender and Support Agreement”). Accordingly, if the other conditions described herein are satisfied or waived, then the Public Warrant Amendment will be adopted.

Holders of the Public Warrants may not consent to the Public Warrant Amendment without tendering the Public Warrants in the Offer, and holders may not tender such Public Warrants without consenting to the Public Warrant Amendment. The consent to the Public Warrant Amendment is a part of this Letter of Transmittal and Consent relating to the Public Warrants, and therefore, by tendering the Public Warrants for exchange, holders will be delivering to us their consent. Holders of Public Warrants may revoke consent at any time prior to the Expiration Date (as defined below) by withdrawing the Public Warrants holders have tendered in the Offer.

We reserve the right to redeem any of the Public Warrants, as applicable, pursuant to their then current terms at any time, including prior to the completion of the Offer and Consent Solicitation.

If the Public Warrant Amendment is approved, the exchange of all outstanding Public Warrants for shares of Class A Common Stock, as provided in the Public Warrant Amendment, is intended to occur concurrently with the closing of the Offer.

The Offer and Consent Solicitation is made solely upon the terms and conditions in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The Offer and Consent Solicitation will expire at one minute after 11:59 p.m., Eastern Time, on September 25, 2023, or such later time and date to which we may extend (the period during which the Offer and Consent Solicitation is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”). The Offer and Consent Solicitation is not made to those holders who reside in states or other jurisdictions where an offer, solicitation, or sale would be unlawful.

Each holder whose Public Warrants are exchanged pursuant to the Offer and Consent Solicitation will receive 0.250 of shares of Class A Common Stock for each Public Warrant tendered by such holder and exchanged. Any Public Warrant Holder that participates in the Offer and Consent Solicitation may tender fewer than all of its Public Warrants for exchange.

No fractional shares of Class A Common Stock will be issued pursuant to the Offer. In lieu of issuing fractional shares, any holder of Public Warrants that would otherwise have been entitled to receive fractional shares pursuant to the Offer will, after aggregating all such fractional shares of such holder, be paid cash (without interest) in an amount equal to such fractional part of a share multiplied by the last sale price of our Class A Common Stock on NYSE on the last trading day of the Offer Period. Our obligation to complete the Offer is not conditioned on the receipt of a minimum number of tendered Public Warrants.

We may withdraw the Offer and Consent Solicitation only if the conditions to the Offer and Consent Solicitation are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, we will return the tendered Public Warrants to the holders (and the accompanying consent to the Public Warrant Amendment will be revoked).

This Letter of Transmittal and Consent is to be used to accept the Offer and Consent Solicitation if the applicable Public Warrants are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Except in instances where a holder intends to tender Public Warrants through ATOP, the holder should complete, execute, and deliver this Letter of Transmittal and Consent to indicate the action it desires to take with respect to the Offer and Consent Solicitation.

Holders of Public Warrants tendering Public Warrants by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute, and deliver this Letter of Transmittal and Consent. DTC participants accepting the Offer and Consent Solicitation may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an “Agent’s Message” to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal and Consent by the DTC participant identified in the Agent’s Message.

As used in this Letter of Transmittal and Consent, with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name Public Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Public Warrants.

THE OFFER AND CONSENT SOLICITATION IS NOT MADE TO THOSE HOLDERS WHO RESIDE IN STATES OR OTHER JURISDICTIONS WHERE AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. WE ARE NOT AWARE OF ANY U.S. STATE WHERE THE MAKING OF THE OFFER AND THE CONSENT SOLICITATION IS NOT IN COMPLIANCE WITH APPLICABLE LAW. IF WE BECOME AWARE OF ANY U.S. STATE WHERE THE MAKING OF THE OFFER AND THE CONSENT SOLICITATION OR THE ACCEPTANCE OF THE PUBLIC WARRANTS PURSUANT TO THE OFFER IS NOT IN COMPLIANCE WITH APPLICABLE LAW, WE WILL MAKE A GOOD FAITH EFFORT TO COMPLY WITH THE APPLICABLE LAW. IF, AFTER SUCH GOOD FAITH EFFORT, WE CANNOT COMPLY WITH THE APPLICABLE LAW, THE OFFER AND THE CONSENT SOLICITATION WILL NOT BE MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) THE PUBLIC WARRANT HOLDERS IN SUCH JURISDICTION WHERE SUCH APPLICABLE LAW APPLIES.

PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT BEGINNING ON PAGE 10 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT.

DESCRIPTION OF PUBLIC WARRANTS TENDERED

List below the Public Warrants to which this Letter of Transmittal and Consent relates. If the space below is inadequate, list the registered Public Warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal and Consent.

Name(s) and Address(es) of Registered Holder(s) of Public Warrants	Number of Public Warrants Tendered

Total:

☐

CHECK HERE IF THE PUBLIC WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Public Warrants to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer and Consent Solicitation, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the Public Warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and Consent, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Public Warrants all provisions of this Letter of Transmittal and Consent (including consent to the Public Warrant Amendment and all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal and Consent to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Nerdy Inc.

c/o Continental Stock Transfer and Trust Company, as Exchange Agent

Attn: Corporate Actions Department

1 State Street, 30th Floor

New York, NY 10004

Ladies and Gentlemen:

Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:

(i)

tenders to the Company for exchange pursuant to the Offer and Consent Solicitation the number of Public Warrants indicated above under “Description of Public Warrants Tendered - Number of Public Warrants Tendered;”

(ii)

subscribes for the Class A Common Stock issuable upon the exchange of such tendered Public Warrants pursuant to the Offer and Consent Solicitation, being 0.250 Class A Common Stock for each Public Warrant so tendered for exchange; and

(iii)	consents to the Public Warrant Amendment.

The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.

If the undersigned holds Public Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of  “Instructions Form” in the form attached to the “Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees” which was sent to the undersigned by the Company with this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.

If the undersigned is not the registered holder of the Public Warrants indicated under “Description of Public Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of Public Warrants held through DTC, the DTC participant for whose account such Public Warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such Public Warrants on behalf of the holder thereof, and such proxy is being delivered to the Exchange Agent with this Letter of Transmittal and Consent.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any Public Warrants properly tendered and not withdrawn which are accepted for exchange will be exchanged for shares of Class A Common Stock. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Public Warrants tendered (including any Public Warrants tendered after the Expiration Date). If any Public Warrants are not accepted for exchange for any reason or if tendered Public Warrants are withdrawn, such unexchanged or withdrawn Public Warrants will be returned without expense to the tendering holder and any related consent to the Public Warrant Amendment will be revoked.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any Public Warrants properly tendered and not validly withdrawn which are accepted for exchange constitute the holder’s validly delivered consent to the Public Warrant Amendment. A holder of Public Warrants may not consent to the Public Warrant Amendment without tendering its Public Warrants in the Offer and a holder of Public Warrants may not tender its Public Warrants without consenting to the Public Warrant Amendment. A holder may revoke its consent to the Public Warrant Amendment at any time prior to the Expiration Date by withdrawing the Public Warrants it has tendered.

Subject to, and effective upon, the Company’s acceptance of the undersigned’s tender of Public Warrants for exchange pursuant to the Offer and Consent Solicitation as indicated under “Description of Public Warrants Tendered - Number of Public Warrants Tendered” above, the undersigned hereby:

(i)

assigns and transfers to, or upon the order of, the Company, all right, title, and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Public Warrants;

(ii)	waives any and all rights with respect to such Public Warrants;

(iii)	releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such Public Warrants;

(iv)	acknowledges that the Offer is discretionary and may be extended, modified, suspended, or terminated by the Company as provided in the Prospectus/Offer to Exchange; and

(v)	acknowledges the future value of the Public Warrants and shares of Class A Common Stock is unknown and cannot be predicted with certainty.

The undersigned understands that tenders of Public Warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and Consent Solicitation.

Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Public Warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(i)	transfer ownership of such Public Warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;

(ii)	present such Public Warrants for transfer of ownership on the books of the Company;

(iii)

cause ownership of such Public Warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Public Warrants;

all in accordance with the terms of the Offer and Consent Solicitation, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent.

The undersigned hereby represents, warrants, and agrees that:

(i)	the undersigned has full power and authority to tender the Public Warrants tendered hereby and to sell, exchange, assign, and transfer all right, title and interest in and to such Public Warrants;

(ii)

the undersigned has full power and authority to subscribe for all of the shares of Class A Common Stock issuable pursuant to the Offer and Consent Solicitation in exchange for the Public Warrants tendered hereby;

(iii)

the undersigned has good, marketable, and unencumbered title to the Public Warrants tendered hereby, and upon acceptance of such Public Warrants by the Company for exchange pursuant to the Offer and Consent Solicitation the Company will acquire good, marketable, and unencumbered title to such Public Warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations of any kind, and not subject to any adverse claim;

(iv)	the undersigned has full power and authority to consent to the Public Warrant Amendment;

(v)

the undersigned will, upon request, execute, and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)	the undersigned has received and reviewed the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent, and the Public Warrant Amendment;

(vii)

the undersigned acknowledges that none of the Company, the information agent, the Exchange Agent, the dealer manager and solicitation agent, or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to the undersigned with respect to the Company, the Offer, and Consent Solicitation, the Public Warrants, or the Class A Common Stock, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

(viii)

the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly;

(ix)

the undersigned understands that tenders of the Public Warrants pursuant to the Offer and Consent Solicitation and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer and Consent Solicitation;

(x)	the undersigned is voluntarily participating in the Offer; and

(xi)	the undersigned agrees to all of the terms of the Offer and Consent Solicitation.

Unless otherwise indicated under “Special Issuance Instructions” below, the Company will issue in the name(s) of the undersigned as indicated under “Description of Public Warrants Tendered” above, shares of Class A Common Stock to which the undersigned is entitled pursuant to the terms of the Offer and Consent Solicitation in respect of the Public Warrants tendered and exchanged pursuant to this Letter of Transmittal and Consent. If the “Special Issuance Instructions” below are completed, the Company will issue such shares of Class A Common Stock in the name of (and pay cash in lieu of any fractional shares to) the person or account indicated under “Special Issuance Instructions.”

The undersigned agrees that the Company has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal and Consent to effect the transfer of any Public Warrants from the holder(s) thereof if the Company does not accept for exchange any of the Public Warrants tendered pursuant to this Letter of Transmittal and Consent.

The acknowledgments, representations, warranties, and agreements of the undersigned in this Letter of Transmittal and Consent will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer and Consent Solicitation. The authority conferred or agreed to be conferred in this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, and successors and assigns of the undersigned.

The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors (including tax advisors) as to the consequences of participating or not participating in the Offer and Consent Solicitation.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS, INCLUDING

INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if the shares of Class A Common Stock issued pursuant to the Offer and Consent Solicitation in exchange for Public Warrants tendered hereby and any Public Warrants delivered to the Exchange Agent herewith but not tendered and exchanged pursuant to the Offer and Consent Solicitation, are to be issued in the name of someone other than the undersigned. Issue all such shares of Class A Common Stock and untendered Public Warrants to:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE (SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders the Public Warrants indicated in the table above entitled “Description of Public Warrants Tendered.”

SIGNATURES REQUIRED
Signature(s) of Registered Holder(s) of Public Warrants

X

X

Date:

(The above lines must be signed by the registered holder(s) of Public Warrants as the name(s) appear(s) on the Public Warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal and Consent. If Public Warrants to which this Letter of Transmittal and Consent relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth its full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal and Consent.)

Name:

(PLEASE PRINT OR TYPE)

Capacity:

Address

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)
Certain signatures must be guaranteed by Eligible Institution. Signature(s) guaranteed by an Eligible Institution:

Authorized Signature

Title

Name of Firm

Address, Including Zip Code

Area Code and Telephone Number

Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND CONSENT

SOLICITATION

1. Delivery of Letter of Transmittal and Consent and Public Warrants. This Letter of Transmittal and Consent is to be used if (i) certificates representing the Public Warrants are to be physically delivered to the Exchange Agent by such registered holders or (ii) delivery of the Public Warrants is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.

The Public Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for Public Warrants to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)	timely confirmation of the transfer of such Public Warrants to the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”);

(ii)

either a properly completed and duly executed Letter of Transmittal and Consent, or a properly transmitted “Agent’s Message” if the tendering Public Warrant Holder has not delivered a Letter of Transmittal and Consent; and

(iii)	any other documents required by this Letter of Transmittal and Consent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Public Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.

Delivery of a Letter of Transmittal and Consent to the Company or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company or DTC.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, TENDERED PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE PUBLIC WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED PUBLIC WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered Public Warrants.

2. Guaranteed Delivery. Public Warrant Holders desiring to tender their Public Warrants pursuant to the Offer but whose Public Warrants cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender such Public Warrants, as long as all of the following conditions are satisfied:

(i)	the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);

(ii)

completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal and Consent (with any required signature guarantees) must be received by the Exchange Agent, at its address set forth in this Letter of Transmittal and Consent, prior to the Expiration Date; and

(iii)

a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Public Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal and Consent, an Agent’s Message), and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within two days that Nasdaq is open for trading after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

A Public Warrant Holder may deliver the Notice of Guaranteed Delivery by facsimile transmission, e-mail, or mail to the Exchange Agent.

Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.

3. Signatures on Letter of Transmittal and Consent and other Documents. For purposes of the tender and consent procedures set forth in this Letter of Transmittal and Consent, the term “registered holder” means any person in whose name Public Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Public Warrants.

If this Letter of Transmittal and Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the Exchange Agent proper evidence satisfactory to the Company of the authority so to act.

4. Guarantee of Signatures. No signature guarantee is required if:

(i)	this Letter of Transmittal and Consent is signed by the registered holder of the Public Warrants and such holder has not completed the box entitled “Special Issuance Instructions;” or

(ii)

such Public Warrants are tendered for the account of an “Eligible Institution.” An “Eligible Institution” is a bank, broker dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT BY COMPLETING AND SIGNING THE TABLE ENTITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.

5. Public Warrants Tendered. Any Public Warrant Holder who chooses to participate in the Offer and Consent Solicitation may exchange some or all of such holder’s Public Warrants pursuant to the terms of the Offer and Consent Solicitation.

6. Inadequate Space. If the space provided under “Description of Public Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of Public Warrants being delivered herewith, and number of such Public Warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal and Consent.

7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Public Warrants to the Company in the Offer and Consent Solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

(i)	If shares of Class A Common Stock are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal and Consent; or

(ii)	if tendered Public Warrants are registered in the name of any person other than the person signing this Letter of Transmittal and Consent.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal and Consent, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the Public Warrants tendered by such holder.

8. Validity of Tenders. All questions as to the number of Public Warrants to be accepted, and the validity, form, eligibility (including time of receipt), and acceptance of any tender of Public Warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Public Warrants it determines not to be in proper form or to reject those Public Warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Public Warrant, whether or not similar defects or irregularities are waived in the case of other tendered Warrants. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the instructions hereto) will be final and binding on all parties. The Company is not aware of any U.S. state where the making of the Offer and the Consent Solicitation is not in compliance with applicable law. If the Company becomes aware of any U.S. state where the making of the Offer and the Consent Solicitation or the acceptance of the Public Warrants pursuant to the Offer is not in compliance with applicable law, it will make a good faith effort to comply with the applicable law. If, after such good faith effort, the Company cannot comply with the applicable law, the Offer and the Consent Solicitation will not be made to (nor will tenders be accepted from or on behalf of) the Public Warrant Holders in such state where such law is applicable. Unless waived, any defects or irregularities in connection with tenders of Public Warrants must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the information agent, the dealer manager and solicitation agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Public Warrants, and none of them will incur any liability for failure to give any such notice. Tenders of Public Warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any Public Warrants received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Public Warrant Holders, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the Expiration Date. Public Warrant Holders who have any questions about the procedure for tendering Public Warrants in the Offer and Consent Solicitation should contact the information agent at the address and telephone number indicated herein. Public Warrants properly tendered and not validly withdrawn that are accepted for exchange constitutes the holder’s validly delivered consent to the Public Warrant Amendment.

9. Waiver of Conditions. The Company reserves the absolute right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation - General Terms - Conditions to the Offer and Consent Solicitation.”

10. Withdrawal. Tenders of Public Warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation - Withdrawal Rights.” Public Warrant Holders can withdraw tendered Public Warrants at any time prior to the Expiration Date, and Public Warrants that the Company has not accepted for exchange by September 26, 2023, may thereafter be withdrawn at any time after such date until such Public Warrants are accepted by the Company for exchange pursuant to the Offer and Consent Solicitation. Except as otherwise provided in the Prospectus/Offer to Exchange, in order for the withdrawal of Public Warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation - Withdrawal Rights” must be timely received from the holder by the Exchange Agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding. None of the Company, the Exchange Agent, the information agent, the dealer manager and solicitation agent, or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any Public Warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer and Consent Solicitation. However, at any time prior to the Expiration Date, a Public Warrant Holder may re-tender withdrawn Public Warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. Consents may be revoked only by withdrawing the related Public Warrants and the withdrawal of any Public Warrants will automatically constitute a revocation of the related consents.

11. Questions and Requests for Assistance and Additional Copies. Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal and Consent or other materials, in writing to the information agent for the Offer and Consent Solicitation at:

The Information Agent for the Offer and Consent Solicitation is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders may call toll free: (877) 750-8240

Banks and Brokers may call collect: (212) 750-5833

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT, OR THE “AGENT’S MESSAGE” (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL AND CONSENT), TOGETHER WITH THE TENDERED PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO ONE MINUTE AFTER 11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ______

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page **3**

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form **W-8BEN**

(Rev. July 2017)

Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)

▶ For use by individuals. Entities must use Form W-8BEN-E.
▶ Go to *www.irs.gov/FormW8BEN* for instructions and the latest information.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do NOT use this form if:	**Instead, use Form:**
• You are NOT an individual	W-8BEN-E
• You are a U.S. citizen or other U.S. person, including a resident alien individual	W-9
• You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)	W-8ECI
• You are a beneficial owner who is receiving compensation for personal services performed in the United States	8233 or W-4
• You are a person acting as an intermediary	W-8IMY

Note: If you are resident in a FATCA partner jurisdiction (i.e., a Model 1 IGA jurisdiction with reciprocity), certain tax account information may be provided to your jurisdiction of residence.

Part I Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner

2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)

6 Foreign tax identifying number (see instructions)

7 Reference number(s) (see instructions)

8 Date of birth (MM-DD-YYYY) (see instructions)

Part II Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9 I certify that the beneficial owner is a resident of ______________ within the meaning of the income tax treaty between the United States and that country.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article and paragraph ______________ of the treaty identified on line 9 above to claim a ______ % rate of withholding on (specify type of income): ______________.

Explain the additional conditions in the Article and paragraph the beneficial owner meets to be eligible for the rate of withholding: ______________

Part III Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself for chapter 4 purposes,
- The person named on line 1 of this form is not a U.S. person,
- The income to which this form relates is:

  (a) not effectively connected with the conduct of a trade or business in the United States,

  (b) effectively connected but is not subject to tax under an applicable income tax treaty, or

  (c) the partner's share of a partnership's effectively connected income,
- The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. **I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.**

Sign Here ▶

Signature of beneficial owner (or individual authorized to sign for beneficial owner)

Date (MM-DD-YYYY)

Print name of signer

Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 7-2017)

The Exchange Agent for the Offer and Consent Solicitation is:

Continental Stock Transfer and Trust Company

Attn: Corporate Actions Department

1 State Street, 30th Floor

New York, NY 10004

(917) 262-2378

Questions or requests for assistance should be directed to Jason Pello, Chief Financial Officer, Nerdy Inc., 101 S. Hanley Rd., Suite 300, St. Louis, MO 63105, Tel.: (314) 412-1227, Email: jason@nerdy.com. You may also direct questions concerning exchange procedures to the Information Agent. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. Any Public Warrant Holder may also contact its broker, dealer, commercial bank, or trust company for assistance concerning the Offer and Consent Solicitation.

The Information Agent for the Offer and Consent Solicitation is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders may call toll free: (877) 750-8240

Banks and Brokers may call collect: (212) 750-5833